Exhibit 99.1

CareDx Reports Third Quarter 2017 Financial Results

BRISBANE, Calif., November 9, 2017 (GLOBE NEWSWIRE) — CareDx, Inc. (NASDAQ: CDNA), a molecular diagnostics company focused on the discovery, development and commercialization of clinically differentiated, high-value diagnostic solutions for transplant patients, today reported financial results for the third quarter ended September 30, 2017.

Recent highlights:

•	Achieved total revenue for the third quarter of 2017 of $12.2 million

•	AlloMap® revenue was $8.2 million in the quarter, with US test volume increasing 7% year-over-year

•	Olerup® revenue contributed $3.9 million in the third quarter

•	Launched AlloSure® commercially on October 9th, 2017 with Medicare reimbursement at $2,840.75 per test and 14 U.S. transplant centers providing AlloSure testing to patients in October

•	Received preliminary 2018 Clinical Laboratory Fee Schedule (CLFS) from Medicare that includes a 14% increase to AlloMap reimbursement to $3,240, effective January 1, 2018

•	Completed an upsized public offering in October, raising $18.3 million in net proceeds

“With our core products performing well, we have a strong platform in place to grow CareDx’s business in 2018 and beyond. We are excited to have had a successful AlloSure launch ahead of our original timeline, representing a transformational business opportunity for CareDx while meeting the needs of kidney transplant patients across the US,” said Peter Maag, CareDx President and Chief Executive Officer. “Additionally, our recent successful follow-on offering provides increased financial flexibility as we continue our drive towards profitability in 2018.”

Third Quarter 2017 Financial Results

Revenue for the three months ended September 30, 2017 was $12.2 million compared with $12.5 million in the third quarter of 2016. Revenue from AlloMap tests for the quarter was $8.2 million compared with $8.6 million in the same period in 2016. Revenue recognized in the third quarter of 2016 included $0.9 million related to a catch-up of cash collections from prior periods. Olerup revenue in the three months ended September 30, 2017 was $3.9 million, compared to $3.8 million in the same period in 2016.

For the third quarter of 2017, net loss was $14.3 million compared to net loss of $3.8 million in the same period in 2016. The third quarter of 2017 net loss includes charges totaling $9.2 million for changes in the estimated fair values of warrant and derivative liabilities, and contingent consideration. Basic and diluted net loss per share was $0.63 in the third quarter of 2017, compared to basic and diluted net loss per share of $0.20 and $0.26, respectively, in the third quarter of 2016.

For the third quarter of 2017, non-GAAP net loss was $3.3 million compared to non-GAAP net loss of $2.9 million in the third quarter of 2016. Non-GAAP basic and diluted net loss per share was $0.15 in the third quarter of 2017, compared to non-GAAP basic and diluted net loss per share of $0.15 in the third quarter of 2016.

Net cash used in operating activities in the third quarter of 2017 was $2.2 million compared with $1.2 million in the comparative 2016 period, and year-to-date net cash used in operating activities was $12.2 million compared to $13.5 million for the corresponding period in 2016. Cash and cash equivalents were $6.0 million and restricted cash was $9.6 million as of September 30, 2017.

For additional information regarding non-GAAP financial measures discussed herein, please see “Use of Non-GAAP Financial Measures” and “Reconciliation of GAAP to Non-GAAP Financial Measures” below.

2017 Guidance

For the full year 2017, CareDx expects revenue to be in the range of $47 million to $49 million, excluding any potential AlloSure revenue.

About CareDx

CareDx, Inc., headquartered in Brisbane, California, is a molecular diagnostics company focused on the discovery, development and commercialization of clinically differentiated, high-value diagnostic solutions for transplant recipients. CareDx offers products across the transplant testing continuum, including AlloMap and AlloSure for post-transplant surveillance and Olerup SSP®, Olerup QTYPE®, and Olerup SBT™ for pre-transplant HLA testing.

For more information, please visit: www.CareDx.com.

Forward Looking Statements

This press release includes forward-looking statements, including expectations regarding the Company’s fiscal 2017 revenue, prospects and drive toward future profitability. These forward-looking statements are based upon information that is currently available to CareDx and its current expectations, speak only as of the date hereof, and are subject to numerous risks and uncertainties, including general economic and market factors, among others discussed in CareDx’s filings with the SEC, including the Annual Report on Form 10-K for the fiscal year ended December 31, 2016 filed by CareDx with the SEC on April 21, 2017 and the periodic reports that CareDx has subsequently filed with the SEC. Any of these may cause CareDx’s actual results, performance or achievements to differ materially and adversely from those anticipated or implied by CareDx’s forward-looking statements. CareDx expressly disclaims any obligation, except as required by law, or undertaking to update or revise any such forward-looking statements.

Use of Non-GAAP Financial Measures

CareDx has presented certain financial information in accordance with U.S. Generally Accepted Accounting Principles (GAAP) and also on a non-GAAP basis in this release, including non-GAAP net loss and non-GAAP basic and diluted net loss per share. We define non-GAAP net loss and per share results as the GAAP net loss and per share results excluding the impacts of stock-based compensation; changes in estimated fair value of warrants, derivative liabilities and contingent consideration; acquisition related impairment charges and amortization of intangible assets, purchase accounting adjustments and related tax effects, costs involved with completing an acquisition; amortization of debt discount; and certain other financing charges. We are presenting these non-GAAP financial measures to assist investors in assessing our operating results through the eyes of management, and because we believe that these measures provide an additional tool for investors to use in comparing our core business operating results over multiple periods. Management believes this non-GAAP information is useful for investors, when considered in conjunction with CareDx’s GAAP financial statements, because management uses such information internally for its operating, budgeting and financial planning purposes. Non-GAAP information is not prepared under a comprehensive set of accounting rules and should only be used to supplement an understanding of CareDx’s operating results as reported under GAAP. These non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. These non-GAAP financial measures are not necessarily comparable to similarly-titled measures presented by other companies. A reconciliation between GAAP and non-GAAP financial information is provided immediately following the financial tables.

CONTACTS:

CareDx, Inc.

Sasha King

Chief Commercial Officer

415-287-2393

sking@caredx.com

Investor Relations

David Clair

Integrated Corporate Relations, Inc.

646-277-1266

david.clair@icrinc.com

CareDx, Inc.

Consolidated Statements of Operations

(Unaudited)

(In thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Revenue:
Testing revenue	$8,163	$8,613	$24,485	$22,317
Product revenue	3,873	3,754	10,916	7,228
Collaboration and license revenue	155	108	420	226

Total revenue	12,191	12,475	35,821	29,771
Operating expenses:
Cost of testing	3,156	2,604	9,224	8,228
Cost of product	2,053	3,355	6,558	6,411
Research and development	2,959	2,930	9,360	9,231
Sales and marketing	3,255	3,451	9,747	8,544
General and administrative	4,038	5,180	14,672	16,250
Goodwill impairment	—	—	1,958	—
Change in estimated fair value of contingent consideration	594	(112)	309	(422)

Total operating expenses	16,055	17,408	51,828	48,242

Loss from operations	(3,864)	(4,933)	(16,007)	(18,471)
Interest expense	(1,685)	(568)	(4,166)	(1,351)
Other expense, net	(317)	(133)	(1,191)	(3,334)
Change in estimated fair value of common stock warrant liability and derivative liability	(8,599)	1,386	(3,404)	(1,779)

Loss before income taxes	(14,465)	(4,248)	(24,768)	(24,935)
Income tax benefit	178	449	837	888

Net loss	(14,287)	(3,799)	(23,931)	(24,047)
Net loss attributable to noncontrolling interest	(19)	(35)	(133)	(58)

Net loss attributable to CareDx, Inc.	$(14,268)	$(3,764)	$(23,798)	$(23,989)

Net loss per share attributable to CareDx, Inc.:
Basic	$(0.63)	$(0.20)	$(1.09)	$(1.61)

Diluted	$(0.63)	$(0.26)	$(1.09)	$(1.61)

Weighted average shares used to compute net loss per share attributable to CareDx, Inc.:
Basic	22,526,615	19,098,626	21,765,292	14,894,218

Diluted	22,526,615	19,481,424	21,765,292	14,894,218

CareDx, Inc.

Condensed Consolidated Balance Sheets

(In thousands)

	September 30, 2017	December 31, 2016 (1)
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$5,976	$17,258
Accounts receivable	3,270	2,768
Inventory	6,170	5,461
Prepaid and other assets	1,530	1,186

Total current assets	16,946	26,673
Property and equipment, net	2,281	2,931
Intangible assets, net	34,307	33,124
Goodwill	12,005	13,839
Restricted cash	9,554	143
Other assets	—	20

Total assets	$75,093	$76,730

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$3,396	$3,065
Accrued payroll liabilities	4,453	3,851
Accrued and other liabilities	3,895	5,320
Accrued royalties	294	263
Deferred revenue	39	42
Deferred purchase consideration	2,514	5,445
Derivative liability	1,370	—
Current debt	15,000	22,846

Total current liabilities	30,961	40,832
Deferred rent, net of current portion	1,018	1,301
Deferred revenue, net of current portion	740	759
Deferred tax liability	5,950	6,057
Deferred purchase consideration, net of current portion	2,880	—
Long-term debt, net of current portion	21,174	1,098
Contingent consideration	801	492
Common stock warrant liability	10,431	5,208
Other liabilities	1,313	1,222

Total liabilities	75,268	56,969
Stockholders’ equity:
Common stock	23	21
Additional paid-in capital	238,215	235,673
Accumulated other comprehensive loss	(2,198)	(3,659)
Accumulated deficit	(236,351)	(212,553)

Total CareDx, Inc. stockholders’ equity (deficit)	(311)	19,482
Noncontrolling interest	136	279

Total stockholders’ equity (deficit)	(175)	19,761

Total liabilities and stockholders’ equity	$75,093	$76,730

(1)	The condensed balance sheets at December 31, 2016 have been derived from audited financial statements.

CareDx, Inc.

Reconciliation of GAAP to Non-GAAP Financial Measures

(Unaudited)

(In thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Cost of testing reconciliation:
GAAP cost of testing	$3,156	$2,604	$9,224	$8,228
Stock-based compensation expense	(38)	(38)	(157)	(105)

Non-GAAP cost of testing	$3,118	$2,566	$9,067	$8,123

Cost of product reconciliation:
GAAP cost of product	$2,053	$3,355	$6,558	$6,411
Acquisition related-amortization of purchased intangibles	(383)	(343)	(1,093)	(646)
Acquisition related-amortization of inventory valuation adjustment	(250)	(1,273)	(420)	(2,438)

Non-GAAP cost of product	$1,420	$1,739	$5,045	$3,327

Research and development expenses reconciliation:
GAAP research and development expenses	$2,959	$2,930	$9,360	$9,231
Stock-based compensation expense	(104)	(47)	(279)	(118)

Non-GAAP research and development expenses	$2,855	$2,883	$9,081	$9,113

Sales and marketing expenses reconciliation:
GAAP sales and marketing expenses	$3,255	$3,451	$9,747	$8,544
Acquisition related-amortization of purchased intangibles	(254)	(241)	(719)	(454)
Stock-based compensation expense	(32)	(109)	(127)	(321)

Non-GAAP sales and marketing expenses	$2,969	$3,101	$8,901	$7,769

General and administrative expenses reconciliation:
GAAP general and administrative expenses	$4,038	$5,180	$14,672	$16,250
Acquisition related fees and expenses	—	(458)	—	(4,298)
Stock-based compensation expense	(256)	(261)	(753)	(723)

Non-GAAP general and administrative expenses	$3,782	$4,461	$13,919	$11,229

Goodwill impairment reconciliation:
GAAP goodwill impairment	$—	$—	$1,958	$—
Goodwill impairment	—	—	(1,958)	—

Non-GAAP goodwill impairment	$—	$—	$—	$—

Change in estimated fair value of contingent consideration reconciliation:
GAAP change in estimated fair value of contingent consideration	$594	$(112)	$309	$(422)
Change in estimated fair value of contingent consideration	(594)	112	(309)	422

Non-GAAP change in estimated fair value of contingent consideration	$—	$—	$—	$—

Interest expense reconciliation:
GAAP interest expense	$(1,685)	$(568)	$(4,166)	$(1,351)
Amortization of debt discount	650	43	1,367	127

Non-GAAP interest expense	$(1,035)	$(525)	$(2,799)	$(1,224)

Other expense, net reconciliation:
GAAP other expense, net	$(317)	$(133)	$(1,191)	$(3,334)
Debt financing related fees and expenses	—	—	309	2,939

Non-GAAP other expense, net	$(317)	$(133)	$(882)	$(395)

Change in estimated fair value of common stock warrant liability and derivative liability reconciliation:
GAAP change in estimated fair value of common stock warrant liability and derivative liability	$(8,599)	$1,386	$(3,404)	$(1,779)
Change in estimated fair value of common stock warrant liability and derivative liability reconciliation:	8,599	(1,386)	3,404	1,779

Non-GAAP change in estimated fair value of common stock warrant liability and derivative liability	$—	$—	$—	$—

Income tax benefit reconciliation:
GAAP income tax benefit	$178	$449	$837	$888
Tax effect related to amortization of purchased intangibles	(199)	(427)	(535)	(807)

Non-GAAP income tax benefit	$(21)	$22	$302	$81

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Net loss reconciliation:
GAAP net loss attributable to CareDx, Inc.	$(14,268)	$(3,764)	$(23,798)	$(23,989)
Acquisition related-amortization of purchased intangibles	637	584	1,812	1,100
Acquisition related-amortization of inventory valuation adjustment	250	1,273	420	2,438
Tax effect related to amortization of purchased intangibles	(199)	(427)	(535)	(807)
Acquisition related fees and expenses	—	458	—	4,298
Debt financing related fees and expenses	—	—	309	2,939
Amortization of debt discount	650	43	1,367	127
Stock-based compensation expenses	430	455	1,316	1,267
Goodwill impairment	—	—	1,958	—
Change in estimated fair value of contingent consideration	594	(112)	309	(422)
Change in estimated fair value of common stock warrant liability and derivative liability	8,599	(1,386)	3,404	1,779

Non-GAAP net loss	$(3,307)	$(2,876)	$(13,438)	$(11,270)

Basic net loss per share reconciliation:
GAAP basic and diluted net loss per share attributable to CareDx	$(0.63)	$(0.20)	$(1.09)	$(1.61)
Acquisition related-amortization of purchased intangibles	0.03	0.03	0.08	0.07
Acquisition related-amortization of inventory valuation adjustment	0.01	0.07	0.02	0.16
Tax effect related to amortization purchased intangibles	(0.01)	(0.02)	(0.02)	(0.05)
Acquisition related fees and expenses	—	0.02	—	0.29
Debt financing related fees and expenses	—	—	0.01	0.20
Amortization of debt discount	0.03	0.00	0.06	0.01
Stock-based compensation expenses	0.02	0.02	0.06	0.09
Goodwill impairment	—	—	0.09	—
Change in estimated fair value of contingent consideration	0.03	(0.01)	0.01	(0.03)
Change in estimated fair value of common stock warrant liability and derivative liability	0.38	(0.07)	0.16	0.12

Non-GAAP basic net loss per share attributable to CareDx	$(0.15)	$(0.15)	$(0.62)	$(0.76)

Non-GAAP diluted net loss per share attributable to CareDx	$(0.15)	$(0.15)	$(0.62)	$(0.76)

Non-GAAP adjustment summary:
Cost of testing	$38	$38	$157	$105
Cost of product	633	1,616	1,513	3,084
Research and development	104	47	279	118
Sales and marketing	286	350	846	775
General and administrative	256	719	753	5,021
Goodwill impairment	—	—	1,958	—
Change in estimated fair value of contingent consideration	594	(112)	309	(422)
Interest expense	650	43	1,367	127
Other expense, net	—	—	309	2,939
Change in estimated fair value of common stock warrant liability and derivative liability	8,599	(1,386)	3,404	1,779
Tax effect related to amortization of purchased intangibles	(199)	(427)	(535)	(807)

Total Non-GAAP adjustment summary:	$10,961	$888	$10,360	$12,719